SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 1998

Financial Asset Securitization, Inc.
		   (Exact name of registrant as specified in its charter)

         Virginia          		  0-15483  	    53-1526174
(State or Other Jurisdiction 	(Commission      (I.R.S. Employer
   of Incorporation)		        File Number)	Identification No.)

 901 East Byrd Steet Richmond, Virginia 	 23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:         (804) 344-7575

Item 5.	Other Events

	On June 26, 1997, the Registrant caused the issuance and sale of $218,066,950 aggregate initial principal amount of Mortgage Particiption Securities,
Series 1997-NAMC 2 (the "Securities"),pursuant to the Series 1997-2 NAMC 2
 Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"),
dated as of June 1, 1997, by and among the Registrant, North American Mortgage
Company, as Master Servicer, and The First National Bank of Chicago, as
Trustee.
	The Securities evidence, in the aggregate, the entire beneficial 	ownership
 interest in a trust (the "Trust"), which consists primarily of 	two pools
of conventional, one- to four-family, fixed rate, first-lien 	Mortgage Loans
 (the "Mortgage Loans") transferred to the Trust by 	the Registrant pursuant
 to the Pooling and Servicing Agreement.  The 	Mortgage Loans were purchased
 by the Registrant in a privately-	negotiated transaction with North
 American Mortgage Company 	pursuant to a Loan Sale Agreement (the "Sales
Agreement"), dated as of June 1, 1997, by and between the Registrant DLJMC
	The Trustee has caused to be filed with the Commission, the Monthly 	Report
 dated February 25, 1998.  The Monthly Report is filed 	pursuant to and in
 accordance with (1) numerous no-action letters (2) 	current Commission
policy in the area.  The filing of the Monthly 	Report will occur subsequent
 to each monthly distribution to the 	holders of the Certificates,
 Due July 25, 2027.

	A. 	Monthly Report Information:
			See Exhibit No. 1

	B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

	C.	Item 1: Legal Proceedings:	NONE

	D.	Item 2: Changes in Securities:	NONE

	E.	Item 4: Submission of Matters to a Vote of Certifi-
			catholders:  NONE

	F.	Item 5: Other Information - Form 10-Q, Part II -
		Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

 Exhibit No.

	1.	Monthly Distribution Report dated February 25, 1998.








                                                  Reimbur-
                                        Realized   ment of  Interest
       Beginning                         Loss of  Realized   Short-  Remaining
Class   Balance   Principal   Interest  Principal  Losses     fall    Balance
FXA-1 10341582.16 1241374.85   59033.20     0.00       0.00    0.00  9100207.31
FXA-2  1733625.00 NA           11557.50 NA             0.00    0.00  1733625.00
FXA-3 15761954.00       0.00   95885.22     0.00       0.00    0.00 15761954.00
FXA-4 16448000.00       0.00  101429.33     0.00       0.00    0.00 16448000.00
FXA-5  4545000.00       0.00   29163.75     0.00       0.00    0.00  4545000.00
FXA-6  6223000.00       0.00   40190.21     0.00       0.00    0.00  6223000.00
FXA-7  1400000.00       0.00    9333.33     0.00       0.00    0.00  1400000.00
FXA-8 17854455.43  713790.50  148787.13     0.00       0.00    0.00 17140664.93
FXA-9  7272000.00       0.00   43935.00     0.00       0.00    0.00  7272000.00
FXA-10 9042000.00       0.00   54628.75     0.00       0.00    0.00  9042000.00
FXA-11 2178000.00       0.00   13158.75     0.00       0.00    0.00  2178000.00
FXP     200472.40     284.25 NA             0.00       0.00 NA        200188.15
FXS    7214862.54 NA           48099.08 NA             0.00    0.00  7034691.88
A-1   37912630.95 3536285.08  229055.48     0.00       0.00    0.00 34376345.87
A-2    7241000.00       0.00   43747.71     0.00       0.00    0.00  7241000.00
A-3    2173000.00       0.00   14033.96     0.00       0.00    0.00  2173000.00
A-4    1650290.00 NA           10658.12 NA             0.00    0.00  1650290.00
A-5   18060826.69 1414514.06  135456.20     0.00       0.00    0.00 16646312.63
A-6    7912000.00       0.00   46153.33     0.00       0.00    0.00  7912000.00
A-7    2283000.00       0.00   13317.50     0.00       0.00    0.00  2283000.00
A-8    6858000.00       0.00   40005.00     0.00       0.00    0.00  6858000.00
P       708321.66    1400.77 NA             0.00       0.00 NA        706920.89
S      2138994.44 NA           13814.34 NA             0.00    0.00  1952400.59
B-1    7055343.81    4806.00   46349.48     0.00       0.00    0.00  7050537.81
B-2    2713593.24    1848.46   17826.72     0.00       0.00    0.00  2711744.78
B-3    1519612.04    1035.14    9982.96     0.00       0.00    0.00  1518576.90
B-4    1020310.72     695.02    6702.84     0.00       0.00    0.00  1019615.70
B-5     542718.44     369.69    3565.34     0.00       0.00    0.00   542348.75
B-6     716393.88     488.00    4706.29     0.00       0.00    0.00   715905.88
R            0.00       0.00       0.00     0.00 NA            0.00        0.00
RP           0.00       0.00       5.10     0.00 NA            0.00        0.00














                                        Reimburse
                              Interest  ment of
       Beginning  Principal    Amount   Realized  Remaining
Class   Balance   DistributedDistributed Losses    Balance
FXA-1  479.047924   57.50358   2.734565  0.00000  421.54434
FXA-2 1000.000000    0.00000   6.666667  0.00000 1000.00000
FXA-3 1000.000000    0.00000   6.083333  0.00000 1000.00000
FXA-4 1000.000000    0.00000   6.166666  0.00000 1000.00000
FXA-5 1000.000000    0.00000   6.416667  0.00000 1000.00000
FXA-6 1000.000000    0.00000   6.458334  0.00000 1000.00000
FXA-7 1000.000000    0.00000   6.666664  0.00000 1000.00000
FXA-8  734.116227   29.34871   6.117635  0.00000  704.76752
FXA-9 1000.000000    0.00000   6.041667  0.00000 1000.00000
FXA-101000.000000    0.00000   6.041667  0.00000 1000.00000
FXA-111000.000000    0.00000   6.041667  0.00000 1000.00000
FXP    988.542180    1.40165   0.000000  0.00000  987.14053
FXS    787.292576    0.00000   5.248617  0.00000  767.63218
A-1    811.892071   75.72890   4.905181  0.00000  736.16317
A-2   1000.000000    0.00000   6.041667  0.00000 1000.00000
A-3   1000.000000    0.00000   6.458334  0.00000 1000.00000
A-4   1000.000000    0.00000   6.458332  0.00000 1000.00000
A-5    837.140387   65.56438   6.278553  0.00000  771.57601
A-6   1000.000000    0.00000   5.833333  0.00000 1000.00000
A-7   1000.000000    0.00000   5.833333  0.00000 1000.00000
A-8   1000.000000    0.00000   5.833333  0.00000 1000.00000
P      986.392654    1.95068   0.000000  0.00000  984.44197
S      753.921243    0.00000   4.869075  0.00000  688.15339
B-1    995.508621    0.67813   6.539909  0.00000  994.83049
B-2    995.508622    0.67813   6.539909  0.00000  994.83050
B-3    995.508612    0.67813   6.539908  0.00000  994.83048
B-4    995.508618    0.67813   6.539905  0.00000  994.83049
B-5    995.508606    0.67812   6.539904  0.00000  994.83048



SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Financial Asset Securitization, Inc.


				By    	/s/ Richard Tarnas
				Name:   Richard Tarnas
				Title:	Vice President,
					The First National Bank of Chicago

Dated:	February 28, 1998